CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Mar. 31, 2023
Capital Risk Management [Abstract]
Disclosure of detailed information about capital risk management
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

		2023	2022
Total long-term debt (Note 18)		$3,250.1	$3,046.2
Less: cash and cash equivalents		(217.6)	(346.1)
Net debt		$3,032.5	$2,700.1
Equity		4,588.9	4,086.6
Total net debt plus equity		$7,621.4	$6,786.7
Net debt-to-capital	%	39.8%	39.8